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EXHIBIT 32.01

CERTIFICATION OF PRESIDENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Morgan Stanley Charter Campbell L.P. (the "Partnership") on Form 10-Q for the quarter ended September 30, 2008, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Walter Davis, President of Demeter Management Corporation, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the
best of my knowledge:
(1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act
of 1934; and
(2)	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the Partnership.









By:   /s/ Walter Davis

Name:		Walter Davis
Title:	President of Demeter Management Corporation,
			the general partner of the Partnership

Date:		November 13, 2008